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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 26, 2001


                          Commission File No. 000-24134

                             INTEGRITY INCORPORATED
                             ----------------------
             (Exact name of registrant as specified in its charter)


Delaware                                       63-0952549
-------------------------------                ---------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


                                 1000 Cody Road
                              Mobile, Alabama 36695
          -------------------------------------------------------------
               (Address of principal executive offices, zip code)


                                 (251) 633-9000
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)


         Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes [X]   No [ ]

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                                     PART I.

ITEM 5. OTHER EVENTS

         On September 26, 2001, Integrity Incorporated (the "Integrity") announced that it has repurchased warrants to purchase up to 818,897 shares of Integrity's Class A common stock from Bank Austria for approximately $3.4 million in cash. The shares underlying the repurchased warrants represented a 13.2% equity position in the company.

         See Integrity's Press Release, dated September 26, 2001 attached as
Exhibit 99.1 hereto, which exhibit is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (c)      Exhibits.

Exhibit No.       Description
-----------       -----------
99.1              Press Release of Integrity Incorporated, dated September 26, 2001


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            INTEGRITY INCORPORATED


Date: September 28, 2001    /s/ P. Michael Coleman
------------------------    ----------------------------------------------------
                            P. Michael Coleman
                            Chairman, President and Chief Executive Officer


Date: September 28, 2001    /s/ Donald S. Ellington
------------------------    ----------------------------------------------------
                            Donald S. Ellington
                            Senior Vice President of Finance and Administration
                            (Principal Financial and Accounting Officer)


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